Exhibit A

      Pursuant to Rule 13d-1(k)(1)(iii) promulgated by the Securities and Exchange Commission, the undersigned agree that the statement to which this
Exhibit is attached is filed on their behalf and in the capacities as set out hereinbelow.


      Dated: May 8, 2008                EUSA PHARMA INC.

                                        By: /s/ Zoe Evans
                                            ----------------------------------
                                            Zoe Evans
                                            General Counsel


      Dated: May 8, 2008                EUSA PHARMA (USA), INC.

                                        By: /s/ Zoe Evans
                                            ----------------------------------
                                            Zoe Evans
                                            General Counsel